TRAVELERS LIFE & ANNUITY
                                                        CORPORATE OWNED VARIABLE
                                                     UNIVERSAL LIFE INSURANCE IV

                               [GRAPHIC OMITTED]
                                                                        VARIABLE

                                                                  LIFE INSURANCE

                                                               POLICY PROSPECTUS

                                                                JANUARY 11, 2005



                                                        [TRAVELERS LOGO OMITTED]

                            TRAVELERS LIFE & ANNUITY
              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
                                POLICY PROSPECTUS
                                  MAY 26, 2004
                        (AS REVISED ON JANUARY 11, 2005)
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

     ISSUED BY: THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL III FOR
                             VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase the Policy, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM STATED AMOUNT OF $50,000 and a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                               PIONEER VARIABLE CONTRACTS TRUST
Dreyfus Stock Index Fund -- Initial Shares                                 Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
High Yield Bond Trust                                                   PUTNAM VARIABLE TRUST
Money Market Portfolio                                                     Putnam VT Small Cap Value Fund -- Class IB Shares
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                    SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   AllianceBernstein Growth and Income Portfolio -- Class B                All Cap Fund -- Class I
   AllianceBernstein Premier Growth Portfolio -- Class B                   Investors Fund -- Class I
AMERICAN FUNDS INSURANCE SERIES                                            Total Return Fund -- Class I
   Global Growth Fund -- Class 2 Shares                                 SCUDDER INVESTMENT VIT FUNDS
   Growth Fund -- Class 2 Shares                                           EAFE(R) Equity Index Fund -- Class A Shares
   Growth-Income Fund -- Class 2 Shares                                    Small Cap Index Fund -- Class A Shares
DELAWARE VIP TRUST                                                      SMITH BARNEY INVESTMENT SERIES
   Delaware VIP REIT Series -- Standard Class                              SB Government Portfolio -- Class A
   Delaware VIP Small Cap Value Series -- Standard Class                THE TRAVELERS SERIES TRUST
DREYFUS VARIABLE INVESTMENT FUND                                           Convertible Securities Portfolio
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --           Disciplined Mid Cap Stock Portfolio
      Initial Shares                                                       Equity Income Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders                  Large Cap Portfolio
      Portfolio -- Initial Shares                                          Lazard International Stock Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                       MFS Emerging Growth Portfolio
   Franklin Small Cap Fund -- Class 2 Shares                               MFS Mid Cap Growth Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares          Social Awareness Stock Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                     Travelers Quality Bond Portfolio
   Templeton Global Income Securities Fund -- Class 1 Shares               U.S. Government Securities Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares                   TRAVELERS SERIES FUND INC.
GREENWICH STREET SERIES FUND                                               AIM Capital Appreciation Portfolio
   Equity Index Portfolio -- Class I Shares                                MFS Total Return Portfolio
   Fundamental Value Portfolio                                             Smith Barney Aggressive Growth Portfolio
JANUS ASPEN SERIES                                                         Smith Barney Large Capitalization Growth Portfolio
   Balanced Portfolio -- Service Shares                                    Strategic Equity Portfolio
   Global Technology Portfolio -- Service Shares                           Van Kampen Enterprise Portfolio
LORD ABBETT SERIES FUND, INC.                                           VARIABLE INSURANCE PRODUCTS FUND
   Growth and Income Portfolio                                             VIP Overseas Portfolio -- Service Class 2
   Mid-Cap Value Portfolio                                              VARIABLE INSURANCE PRODUCTS FUND II
PIMCO VARIABLE INSURANCE TRUST                                             Contrafund(R) Portfolio -- Service Class 2
   Low Duration Portfolio -- Administrative Class                       VARIABLE INSURANCE PRODUCTS FUND III
   Real Return Portfolio -- Administrative Class                           Mid Cap Portfolio -- Service Class 2
   Total Return Portfolio -- Administrative Class


--------------
To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 26, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, P.O. Box 990019, Hartford, Connecticut 06199-0019, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS............................................    4
Policy Summary ...........................................................................    4
Principal Policy Benefits.................................................................    4
Principal Policy Risks....................................................................    6
Fund Company Risks........................................................................    7
FEE TABLES................................................................................    8
Transaction Fees..........................................................................    8
Periodic Charges other than Fund Operating Expenses.......................................    9
Charges for Optional Riders...............................................................   10
Fund Charges and Expenses.................................................................   10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS....................................   14
The Insurance Company.....................................................................   14
The Separate Account and its Investment Options...........................................   15
The Funds.................................................................................   15
Voting Rights.............................................................................   20
Conflicts of Interest.....................................................................   20
The Fixed Account.........................................................................   21
POLICY CHARGES AND DEDUCTIONS.............................................................   21
Charges Against Premium...................................................................   22
Charges Against Contract Value............................................................   22
Charges Against the Separate Account......................................................   23
Fund Charges..............................................................................   23
Modification, Reserved Rights, and Other Charges..........................................   23
POLICY DESCRIPTION........................................................................   23
Applying for a Policy.....................................................................   24
Right to Cancel (free look period)........................................................   24
When Coverage Begins......................................................................   24
Income Tax Free `Section 1035' Exchanges..................................................   25
Ownership/Policy Rights...................................................................   25
PREMIUMS..................................................................................   26
Amount, Frequency and Duration of Premium Payments........................................   26
Allocation of Premium Payments............................................................   27
VALUES UNDER YOUR POLICY..................................................................   27
Contract Value............................................................................   27
Investment Option Valuation...............................................................   28
Fixed Account Valuation...................................................................   28
Loan Account Valuation....................................................................   29
TRANSFERS.................................................................................   29
Transfers of Contract Value...............................................................   29
Transfer of Contract Value from the Fixed Account to the Investment Options...............   30
Transfer of Contract Value from the Investment Options to the Fixed Account...............   31
Dollar Cost Averaging (DCA Program).......................................................   31
Portfolio Rebalancing.....................................................................   31

DEATH BENEFIT.............................................................................   31
Death Benefit Examples....................................................................   32
Changing the Death Benefit Option.........................................................   33
Paying the Death Benefit and Payment Options..............................................   33
BENEFITS AT MATURITY......................................................................   34
OTHER BENEFITS............................................................................   34
Exchange Option...........................................................................   34
Insured Term Rider........................................................................   34
POLICY SURRENDERS.........................................................................   35
Full Surrender............................................................................   35
Partial Surrender.........................................................................   35
POLICY LOANS..............................................................................   35
Loan Conditions...........................................................................   35
Effects of Loans..........................................................................   36
LAPSE AND REINSTATEMENT...................................................................   36
Lapse.....................................................................................   36
Grace Period..............................................................................   37
Reinstatement.............................................................................   37
FEDERAL TAX CONSIDERATIONS................................................................   37
Potential Benefits of Life Insurance......................................................   37
Tax Status of the Policy..................................................................   38
Tax Treatment of Policy Benefits..........................................................   39
OTHER TAX CONSIDERATIONS..................................................................   41
Insurable Interest........................................................................   41
The Company's Income Taxes................................................................   41
Alternative Minimum Tax...................................................................   42
OTHER POLICY INFORMATION..................................................................   42
Payment and Suspension of Valuation.......................................................   42
Policy Statements.........................................................................   42
Limits on Right to Contest and Suicide Exclusion..........................................   42
Misstatement as to Sex and Age............................................................   42
Policy Changes............................................................................   43
Distribution..............................................................................   43
Emergency Procedure.......................................................................   45
Restrictions on Financial Transactions....................................................   45
LEGAL PROCEEDINGS.........................................................................   45
FINANCIAL STATEMENTS......................................................................   45
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS.............................  A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT....................................  B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS..........................................  C-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Contract Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     o    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

          o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death

          o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death

          o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

            1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of
                (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total premium payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary: OR

            2.  the Minimum Amount Insured on the Insured's date of death.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and outstanding loans and charges.

     o Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy (subject to applicable charges and fees).

     o Policy Loans

          You may borrow against your Policy using your Policy as collateral.

          o    The Investment Options and the Corresponding Funds

               You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

          o    The Fixed Account

               You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

          o    Flexible Premium Payments

               After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

          o    Tax-Free Death Benefit

               Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

          o    Right to Cancel Period

               We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

          o    Dollar-Cost Averaging

               Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

          o    Portfolio Rebalancing

               This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

          o    Exchange Option

               During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account.

          o    Personalized Illustrations

               You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

          o    Poor Fund Performance (Investment Risk)

               The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your planned premium payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

          o    Tax Risks

               We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

          o    Policy Lapse

               There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

          o    Policy Withdrawal Limitations

               The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

          o    Effects of Policy Loans

               A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

          o    Credit Risk

               The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

          o    Policy is not Suited for Short-Term Investment

               We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

          o    Increase in Current Fees and Expenses

               Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

          o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

          o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

               A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

               There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

                   CHARGE                          WHEN WE DEDUCT THE CHARGE                                 AMOUNT DEDUCTED(1)
------------------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense Charges*          Upon receipt of each Premium Payment  Current Charge:         Applied as a percentage
                                                                                                        of each Premium Payment
                                                                                                        (See Chart Below)(2)
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      IN ALL POLICY YEARS: 12%
                                                                                                        OF PREMIUM PAYMENTS UP TO
                                                                                                        THE TARGET PREMIUM AND 8%
                                                                                                        ON PREMIUM PAYMENTS IN
                                                                                                        EXCESS OF THE TARGET
                                                                                                        PREMIUM
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge                          When you fully or partially           Current Charge:         No charge
                                          surrender your Policy
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      NO CHARGE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transfer Charge                           When you transfer Cash Value among    Current Charge:         No charge
                                          the Investment Options
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      UP TO SIX FREE TRANSFERS
                                                                                                        A YEAR AND THEN $10 PER
                                                                                                        TRANSFER THEREAFTER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA program)       When you make a transfer under the    Current Charge:         No charge
                                          DCA program
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      $10 PER TRANSFER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Illustrations                             When you request an illustration      Current Charge:         No charge
                                          after the policy is issued
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      $15 PER ILLUSTRATION
                                                                                ----------------------------------------------------

--------------
  * The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

  (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.



 (2)                        SALES EXPENSE CHARGES APPLIED ON A CURRENT BASIS
                          ---------------------------------------------------
         POLICY YEARS       UP TO TARGET PREMIUM        ABOVE TARGET PREMIUM
        ---------------   --------------------------  -----------------------
           Year 1-2                  7%                        2.25%
           Years 3-7                 6%                        2.25%
           Years 8+                 3.5%                       2.25%

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                   CHARGE                    WHEN WE DEDUCT THE CHARGE                                         AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge (COI(1))         Monthly on the Deduction Day          Current Charge:         Rates per $1000 of Insurance
                                                                                                        Risk for the First Year of
                                                                                                        Coverage:
                                                                                                        Minimum: $0.015319(2)
                                                                                                        Maximum: $32.834480(3)
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      RATES PER $1000 OF INSURANCE
                                                                                                        RISK FOR FIRST YEAR OF
                                                                                                        COVERAGE:
                                                                                                        MINIMUM: $0.0884(4)
                                                                                                        MAXIMUM: $45.0595(3)
                                                                                ----------------------------------------------------
                                                                                Sample Charge for a     Rates per $1000 of Insurance
                                                                                45 year-old             Risk for First Year of
                                                                                non-smoking male        Coverage: Current: $0.071957
                                                                                (guaranteed issue)      Guaranteed: $0.39500
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Policy Administrative Expense Charges     Monthly on the Deduction Date         Current Charge:         $5.00
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      $10.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk (M&E) Charge   Daily from the unloaned portion of    Current Charge:         0.20% on an annual basis
                                          the Contract Value                                            of the amounts in the
                                                                                                        Investment Options for
                                                                                                        Policy Years 1-25 and
                                                                                                        0.05% thereafter
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      0.75% ON AN ANNUAL BASIS
                                                                                                        FOR ALL POLICY YEARS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Monthly Sales Expense Charge              Monthly for the first twenty (20)     Current Charge:         $0.10 per month applied to
                                          Policy Years and for 20 Policy                                greater of (1) and (2) where
                                          Years following an increase in the                            (1) is equal to 6 times
                                          Stated Amount on the Deduction Date                           first year premium and (2)
                                          from unloaned portion of the                                  is equal to the lesser of
                                          Contract Value                                                (a) and (b) where: (a) is
                                                                                                        equal to the initial base
                                                                                                        stated amount and (b) is
                                                                                                        equal to the product of: (I)
                                                                                                        the total initial death
                                                                                                        benefit (both base and term
                                                                                                        coverage); (ii) the target
                                                                                                        premium factor per thousand
                                                                                                        (see Appendix C) and (iii)
                                                                                                        2%
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      RATES PER $1000 OF STATED
                                                                                                        AMOUNT: $0.10

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Net Cost of Policy Loans(5)               Monthly from the Loan Account         Current Charge:         0.60% on an annual basis
                                          (charged in arrears)                                          of the loan amount for
                                                                                                        the first ten (10) Policy
                                                                                                        Years, 0.50% for Policy
                                                                                                        Years eleven (11) through
                                                                                                        twenty (20), and 0.15%
                                                                                                        thereafter.
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      1.00% ON AN ANNUAL BASIS
                                                                                                        OF THE LOAN AMOUNT FOR
                                                                                                        ALL POLICY YEARS
------------------------------------------------------------------------------------------------------------------------------------

--------------

(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)  Sample charge for a 27-year-old female preferred non-smoker.

(3) Sample charge for an 80-year-old male fully underwritten as sub-standard smoker Table 10.

(4) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

(5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

                   CHARGE                          WHEN WE DEDUCT THE CHARGE                                AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
Insured Term Rider (2 parts of            Monthly on the Deduction Day          Current Charge:         Rates per $1000 of Term
the charge)                                                                                             Insurance Risk for the
                                                                                                        First Year of Coverage:
                                                                                                        Minimum: $0.015319(1)
(1) Cost of Insurance                                                                                   Maximum: $32.834480(2)
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      RATES PER $1000 OF TERM
                                                                                                        INSURANCE RISK FOR
                                                                                                        FIRST YEAR OF COVERAGE:
                                                                                                        MINIMUM: $0.0974(3)
                                                                                                        MAXIMUM: $49.5655(2)
                                                                                ----------------------------------------------------
                                                                                Sample Charge for a     Rates per $1000 of Term
                                                                                45 year-old             Insurance Risk for
                                                                                non-smoking male        First Year of Coverage:
                                                                                (guaranteed issue)      Current: $0.071957
                                                                                                        Guaranteed: $0.43450
                                                                                ----------------------------------------------------
(2) Monthly Sales Load                                                          Current Charge:         $0.00
                                                                                ----------------------------------------------------
                                                                                GUARANTEED CHARGE:      RATES PER $1000 OF TERM
                                                                                                        INSURANCE RISK FOR
                                                                                                        FIRST YEAR OF COVERAGE:
                                                                                                        MINIMUM: $0.01 MAXIMUM:


--------------

(1)  Sample charge for a 47-year-old female preferred non-smoker.

(2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.

(3)  Sample charge for a 20-year-old female preferred non-smoker.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2003. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2003, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                         MINIMUM      MAXIMUM
                                                        ----------   ---------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)     0.27%        1.81%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                           DISTRIBUTION                    TOTAL    CONTRACTUAL FEE     NET TOTAL
                                                             AND/OR                        ANNUAL    WAIVER AND/OR       ANNUAL
                                            MANAGEMENT    SERVICE (12b-1)    OTHER       OPERATING      EXPENSE         OPERATING
UNDERLYING FUND:                               FEE            FEES          EXPENSES      EXPENSES    REIMBURSEMENT      EXPENSES
----------------                           ------------  ----------------  ----------    ----------  ---------------   -------------
Capital Appreciation Fund ............          0.75%            --          0.07%          0.82%           --           0.82%(17)
Dreyfus Stock Index Fund -- Initial
Shares ...............................          0.25%            --          0.02%          0.27%           --           0.27%
High Yield Bond Trust ................          0.52%            --          0.13%          0.65%           --           0.65%(1)
Money Market Portfolio ...............          0.32%            --          0.10%          0.42%           --           0.42%(2)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Growth and Income
      Portfolio -- Class B*..............       0.63%           0.25%        0.03%          0.91%         0.08%          0.83%(3)
   AllianceBernstein Premier Growth
      Portfolio -- Class B*..............       1.00%           0.25%        0.05%          1.30%         0.25%          1.05%(3)
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares*.       0.66%           0.25%        0.04%          0.95%           --           0.95%
   Growth Fund -- Class 2 Shares*........       0.37%           0.25%        0.02%          0.64%           --           0.64%
   Growth-Income Fund -- Class 2 Shares*.       0.33%           0.25%        0.01%          0.59%           --           0.59%
DELAWARE VIP TRUST
   Delaware VIP REIT Series -- Standard
      Class..............................       0.75%            --          0.11%          0.86%           --           0.86%(4)
   Delaware VIP Small Cap Value Series
      -- Standard Class..................       0.75%            --          0.11%          0.86%           --           0.86%(5)
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --
      Appreciation Portfolio -- Initial
      Shares.............................       0.75%            --          0.05%          0.80%           --           0.80%
   Dreyfus Variable Investment Fund --
      Developing Leaders Portfolio --
      Initial Shares.....................       0.75%            --          0.07%          0.82%           --           0.82%
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund -- Class 2
      Shares*............................       0.51%           0.25%        0.29%          1.05%         0.04%          1.01%(6)
   Templeton Developing Markets
      Securities Fund -- Class 2 Shares*.       1.25%           0.25%        0.30%          1.80%           --           1.80%
   Templeton Foreign Securities Fund --
      Class 2 Shares*....................       0.69%           0.25%        0.22%          1.16%         0.04%          1.12%(7)
   Templeton Global Income Securities
      Fund -- Class 1 Shares.............       0.63%            --          0.13%          0.76%           --           0.76%(8)
   Templeton Growth Securities Fund --
      Class 2 Shares*....................       0.81%           0.25%        0.07%          1.13%           --           1.13%(9)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I
      Shares.............................       0.31%            --          0.03%          0.34%           --           0.34%
   Fundamental Value Portfolio...........       0.75%            --          0.02%          0.77%           --           0.77%
JANUS ASPEN SERIES
   Balanced Portfolio -- Service Shares*.       0.65%           0.25%        0.02%          0.92%           --           0.92%

                                                          DISTRIBUTION                    TOTAL     CONTRACTUAL FEE     NET TOTAL
                                                             AND/OR                        ANNUAL    WAIVER AND/OR       ANNUAL
                                            MANAGEMENT    SERVICE (12b-1)    OTHER       OPERATING      EXPENSE         OPERATING
UNDERLYING FUND:                               FEE            FEES          EXPENSES      EXPENSES    REIMBURSEMENT      EXPENSES
----------------                           ------------  ----------------  ----------    ----------  ---------------   -------------
   Global Technology Portfolio --               0.65%           0.25%        0.20%          1.10%         --             1.10%
      Service Shares*....................
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio...........       0.50%            --          0.35%          0.85%         --             0.85%
   Mid-Cap Value Portfolio...............       0.75%            --          0.33%          1.08%         --             1.08%
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --
      Administrative Class*..............       0.25%           0.15%        0.27%          0.67%       0.01%            0.66%(10)
   Real Return Portfolio --
      Administrative Class*..............       0.25%           0.15%        0.26%          0.66%       0.01%            0.65%(10)
   Total Return Portfolio --
      Administrative Class*..............       0.25%           0.15%        0.26%          0.66%       0.01%            0.65%(11)
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT Portfolio
      -- Class II Shares*................       0.65%           0.25%        0.10%          1.00%         --             1.00%
PUTNAM VARIABLE TRUST
   Putnam VT Small Cap Value Fund --
      Class IB Shares*...................       0.80%           0.25%        0.12%          1.17%         --             1.17%(12)
SALOMON BROTHERS VARIABLE SERIES FUNDS
   INC.
   All Cap Fund -- Class I...............       0.85%            --          0.13%          0.98%         --             0.98%
   Investors Fund -- Class I.............       0.70%            --          0.12%          0.82%         --             0.82%
   Total Return Fund -- Class I..........       0.80%            --          0.21%          1.01%         --                --(23)
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A
      Shares.............................       0.45%            --          0.64%          1.09%       0.44%            0.65%(13)
   Small Cap Index Fund -- Class A Shares       0.35%            --          0.26%          0.61%       0.16%            0.45%(14)
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio -- Class A....       0.60%            --          0.08%          0.68%         --             0.68%
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio......       0.60%            --          0.18%          0.78%         --             0.78%(15)
   Disciplined Mid Cap Stock Portfolio...       0.70%            --          0.12%          0.82%         --             0.82%(16)
   Equity Income Portfolio...............       0.75%            --          0.12%          0.87%         --             0.87%(16)
   Large Cap Portfolio...................       0.75%            --          0.11%          0.86%         --             0.86%(16)
   Lazard International Stock Portfolio..       0.83%            --          0.17%          1.00%         --             1.00%(17)
   MFS Emerging Growth Portfolio.........       0.75%            --          0.14%          0.89%         --             0.89%(16)
   MFS Mid Cap Growth Portfolio..........       0.80%            --          0.12%          0.92%         --             0.92%(18)
   Social Awareness Stock Portfolio......       0.62%            --          0.16%          0.78%         --             0.78%(17)
   Travelers Quality Bond Portfolio......       0.32%            --          0.11%          0.43%         --             0.43%(19)
   U.S. Government Securities Portfolio..       0.32%            --          0.10%          0.42%         --             0.42%(17)

                                                          DISTRIBUTION                    TOTAL     CONTRACTUAL FEE     NET TOTAL
                                                             AND/OR                        ANNUAL    WAIVER AND/OR       ANNUAL
                                            MANAGEMENT    SERVICE (12b-1)    OTHER       OPERATING      EXPENSE         OPERATING
UNDERLYING FUND:                               FEE            FEES          EXPENSES      EXPENSES    REIMBURSEMENT      EXPENSES
----------------                           ------------  ----------------  ----------    ----------  ---------------   -------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio....       0.80%            --          0.05%          0.85%         --             0.85%
   MFS Total Return Portfolio............       0.80%            --          0.02%          0.82%         --             0.82%
   Smith Barney Aggressive Growth
      Portfolio..........................       0.80%            --          0.02%          0.82%         --             0.82%
   Smith Barney Large Capitalization
      Growth Portfolio...................       0.75%            --          0.04%          0.79%         --             0.79%
   Strategic Equity Portfolio............       0.80%            --          0.04%          0.84%         --             0.84%
   Van Kampen Enterprise Portfolio.......       0.70%            --          0.10%          0.80%         --             0.80%
VARIABLE INSURANCE PRODUCTS FUND
   VIP Overseas Portfolio -- Service
      Class 2*...........................       0.73%           0.25%        0.18%          1.16%         --              --(20)(23)
VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R) Portfolio -- Service
      Class 2*...........................       0.58%           0.25%        0.10%          0.93%         --              --(21)(23)
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2*.
                                                0.58%           0.25%        0.12%          0.95%         --              --(22)(23)

--------------

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other expenses include 0.06% administrative services fee the Fund pays to Travelers Insurance Company.

(2) Fund has a voluntary waiver of 0.40%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Total portfolio operating expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004 and the fee reduction is expected to continue for a period of at least five years.

(4) The investment advisor for the Delaware VIP REIT Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(5) The investment advisor for the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2004, the advisor waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Effective May 1, 2004 through April 30, 2005, DMC has contractually agreed to waive its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, and extraordinary expenses) would not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Board and an order of the Securities and Exchange Commission.

(7) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees (Board) and an order of the Securities and Exchange Commission (SEC).

(8)  The Fund administration fee is paid indirectly through the management fee.

(9) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year.

(10) "Other Expenses" reflects a 0.25% administrative fee, the class' pro rata Trustees' fees, and interest expense. Interest expense is generally incurred as a result of investment management activities. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. Ratio of net expenses to average net assets excluding interest expense is 0.65%.

(11) "Other Expenses" reflects a 0.25% administrative fee, and 0.01% representing the Portfolio's pro rata Trustees' fees. PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of organizational expenses and Trustees' fees 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12) There was no fee waiver or expense reimbursement for 2003, but effective January 28, 2004 there will be a limit in effect. Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its net assets exceed the average expense ratio for the fund's Lipper peer group of funds underlying variable insurance products.

(13) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares.

(14) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(15) Fund has a voluntary waiver of 0.80%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(16) Fund has a voluntary waiver of 0.95%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(17) Fund has a voluntary waiver of 1.25%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Fund has a voluntary waiver of 1.00%. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Fund has a voluntary waiver of 0.75%. Other Expense include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(20) A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Overseas Portfolio -- Service Class 2 would have been 1.12%.

(21) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%. These offsets may be discontinued at any time.

(22) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(23) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                          VOLUNTARY FEE
                                                                          WAIVER AND/OR
                                                                            EXPENSE               NET TOTAL ANNUAL
     FUNDING OPTION                                                       REIMBURSEMENT           OPERATING EXPENSES
     --------------                                                     -----------------        ---------------------   -
     Total Return Fund -- Class I                                            0.01%                      1.00%
     VIP Overseas Portfolio -- Service Class 2                               0.04%                      1.12%
     Contrafund(R) Portfolio -- Service Class 2                              0.03%                      0.90%
     Mid Cap Portfolio -- Service Class 2                                    0.02%                      0.93%

                  DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT
                                    AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the insurance company other than those arising from the Policies, and the insurance company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's Investment Adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Contract, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.60% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.


                   FUNDING                                          INVESTMENT                                INVESTMENT
                   OPTION                                           OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------    -----------------------------------------------    -------------------------------
CAPITAL APPRECIATION FUND                         Seeks growth of capital. The Fund normally         Travelers Asset
                                                  invests in equity securities of issuers of         Management International
                                                  any size and in any industry.                      Company LLC ("TAMIC")
                                                                                                     Subadviser: Janus Capital
                                                                                                     Corp.

DREYFUS STOCK INDEX FUND -- INITIAL SHARES        Seeks to match the total return of the S&P         The Dreyfus Corporation
                                                  500 Index. The Fund normally invests in all        Subadviser: Mellon Equity
                                                  500 stocks in the S&P 500 in proportion to         Associates
                                                  their weighting in the index.

HIGH YIELD BOND TRUST                             Seeks high current income. The Fund normally       TAMIC
                                                  invests in below investment-grade bonds and
                                                  debt securities.

MONEY MARKET PORTFOLIO                            Seeks high current return with
                                                  preservation TAMIC of capital and
                                                  liquidity. The Fund normally invests
                                                  in high-quality short term money
                                                  market instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES
   FUND, INC.
   AllianceBernstein Growth and Income            Seeks reasonable current income and                Alliance Capital Management
     Portfolio -- Class B                         appreciation. The Fund normally invests in         L.P. ("Alliance")
                                                  dividend-paying common stocks considered to
                                                  be good quality.

   AllianceBernstein Premier Growth               Seeks growth of capital. The Fund normally         Alliance
     Portfolio -- Class B                         invests in equity securities of a relatively
                                                  small number of intensely researched U.S.
                                                  companies.
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund normally      Capital Research and Management
                                                  invests in common stocks of companies located      Co. ("CRM")
                                                  around the world.

   Growth Fund -- Class 2 Shares                  Seeks capital appreciation. The Fund normally      CRM
                                                  invests in common stocks of companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

   Growth-Income Fund -- Class 2 Shares           Seeks capital appreciation and income. The         CRM
                                                  Fund normally invests in common stocks or
                                                  other securities that demonstrate the
                                                  potential for appreciation and/or dividends.
DELAWARE VIP TRUST
   Delaware VIP REIT Series -- Standard Class     Seeks to achieve maximum long term total           Delaware Management Company
                                                  return with capital appreciation as a              ("Delaware")
                                                  secondary objective. The Fund normally
                                                  invests in companies that manage a portfolio
                                                  of real estate to earn profits for
                                                  shareholders (REITS).

   Delaware VIP Small Cap Value Series --         Seeks capital appreciation. The Fund normally      Delaware
     Standard Class                               invests in securities of small capitalization
                                                  companies.


                   FUNDING                                          INVESTMENT                                INVESTMENT
                   OPTION                                           OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------    -----------------------------------------------    -------------------------------
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --            Seeks long term capital growth consistent          The Dreyfus Corporation
     Appreciation Portfolio -- Initial Shares     with the preservation of capital. Current          ("Dreyfus") Subadviser:
                                                  income is a secondary objective. The Fund          Fayez Sarofim & Co.
                                                  normally invests in common stocks of
                                                  established companies.

   Dreyfus Variable Investment Fund --            Seeks to maximize capital appreciation. The        Dreyfus
     Developing Leaders Portfolio -- Initial      Fund normally invests in companies with
     Shares                                       market capitalizations of less than $2
                                                  billion at the time of purchase.
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small Cap Fund --                     Seeks long-term capital growth. The Fund           Franklin Advisers, Inc.
     Class 2 Shares                               normally invests in small capitalization
                                                  companies.

   Templeton Developing Markets Securities        Seeks long-term capital appreciation. The          Templeton Asset Management Ltd.
     Fund -- Class 2 Shares                       Fund normally invests in the investments of
                                                  emerging market countries, primarily equity
                                                  securities.

   Templeton Foreign Securities Fund --           Seeks long-term capital growth. The Fund           Templeton Investment Counsel,
     Class 2 Shares                               normally invests in investments, primarily         LLC
                                                  equity securities, of issuers located outside
                                                  of the U.S., including those in emerging
                                                  markets.

   Templeton Global Income Securities Fund        Seeks high current income, consistent with         Franklin Advisers, Inc.
     -- Class 1 Shares                            preservation of capital. Capital
                                                  appreciation is a secondary consideration.
                                                  consideration. The Fund normally invests
                                                  in the debt securities of governments
                                                  and their political subdivisions and
                                                  agencies, supranational organizations,
                                                  and companies located anywhere in the
                                                  world, including emerging markets and it
                                                  may invest in high-yield lower-rated
                                                  bonds.

   Templeton Growth Securities Fund -- Class      Seeks long-term capital growth. The Fund           Templeton Global Advisors
     2 Shares                                     normally invests in equity securities of           Limited
                                                  companies located anywhere in the world,
                                                  including the U.S. and emerging markets.
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I Shares       Seeks investment results that, before              TIMCO
                                                  expenses, correspond to the price and yield
                                                  performance of the S&P 500 Index. The Fund
                                                  normally invests in equity securities, or
                                                  other investments with similar economic
                                                  characteristics that are included in the S&P
                                                  500 Index.

   Fundamental Value Portfolio                    Seeks long-term capital growth. Current            Smith Barney Fund Management
                                                  income is a secondary consideration. The Fund      LLC ("SBFM")
                                                  normally invests in common stocks, and common
                                                  stock equivalents of companies, believed to
                                                  be undervalued.
JANUS ASPEN SERIES
   Balanced Portfolio -- Service Shares           Seeks long term capital growth, consistent         Janus Capital
                                                  with preservation of capital and balanced by
                                                  current income. The Fund normally invests in
                                                  common stocks selected for their growth
                                                  potential and other securities selected for
                                                  their income potential.

   Global Technology Portfolio -- Service         Seeks long-term growth of capital. The             Janus Capital
                                                  Fund Shares normally invests in securities of
                                                  companies that are expected to benefit from
                                                  advances or improvements in technology.


                   FUNDING                                          INVESTMENT                                INVESTMENT
                   OPTION                                           OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------    -----------------------------------------------    -------------------------------
LORD ABBETT SERIES FUND, INC.

   Growth and Income Portfolio                    Seeks long-term growth of capital and income       Lord Abbett & Co.
                                                  without excessive fluctuations in market
                                                  value. The Fund normally invests in equity
                                                  securities of large, seasoned, U.S. and
                                                  multinational companies believed to be
                                                  undervalued.
   Mid-Cap Value Portfolio                        Seeks capital appreciation. The Fund normally      Lord Abbett & Co.
                                                  invests in common stocks of mid-sized
                                                  companies believed to be undervalued.
PIMCO VARIABLE INSURANCE TRUST

   Low Duration Portfolio -- Administrative       Seeks maximum total return, consistent with        Pacific Investment Management
     Class                                        preservation of captial and prudent                Company LLC
                                                  investment management. The Fund normally
                                                  invests in a diversified portfolio of
                                                  fixed income instruments of varying
                                                  maturities with an average portfolio
                                                  duration of one to three years.



   Real Return Portfolio -- Administrative        Seeks maximum real return, consistent              Pacific Investment Management
     Class                                        with Pacific Investment Management                 Company LLC
                                                  Company LLC preservation of real capital
                                                  and prudent investment management. The Fund
                                                  normally invests in inflation-indexed bonds
                                                  of varying maturities issued by the U.S. and
                                                  non-U.S. governments or government sponsored
                                                  enterprises.

   Total Return Portfolio -- Administrative       Seeks maximum total return, consistent with        Pacific Investment Management
     Class                                        preservation of capital and prudent                Company LLC
                                                  investment management. The Fund normally
                                                  invests in intermediate maturity fixed income
                                                  securities.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT Portfolio --         Seeks capital appreciation. The Fund normally      Pioneer Investment Management,
     Class II Shares                              invests in the equity securities of mid-size       Inc.
                                                  companies.
PUTNAM VARIABLE TRUST
   Putnam VT Small Cap Value Fund -- Class        Seeks capital appreciation. The Fund normally      Putnam
     IB Shares                                    invests in the common stocks of U.S.
                                                  companies believed to be undervalued in the
                                                  market.
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
   All Cap Fund -- Class I                        Seeks capital appreciation. The Fund normally      Salomon Brothers Asset
                                                  invests in common stocks and their                 Management ("SBAM")
                                                  equivalents of companies believed to be
                                                  undervalued in the marketplace.

   Investors Fund -- Class I                      Seeks long term growth of capital.                 SBAM
                                                  Secondarily seeks current income. The Fund
                                                  normally invests in common stocks of
                                                  established companies.

   Total Return Fund -- Class I                   Seeks above average income (compared to a          SBAM
                                                  portfolio invested entirely in equity
                                                  securities). Secondarily seeks growth of
                                                  capital and income.  The Fund normally
                                                  invests in a broad range of equity and
                                                  fixed-income securities of U.S. and foreign
                                                  issuers.


                   FUNDING                                          INVESTMENT                                INVESTMENT
                   OPTION                                           OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------    -----------------------------------------------    -------------------------------
SCUDDER INVESTMENT VIT FUNDS
   EAFE(R) Equity Index Fund -- Class A Shares    Seeks to replicate, before expenses, the           Deutsche Asset Management, Inc
                                                  performance of the Morgan Stanley Capital          ("Deutsche")
                                                  International EAFE Index, which emphasizes         Subadviser: Northern Trust
                                                  stocks of companies in Europe, Australia and       Investments, Inc.
                                                  the Far East. The Fund normally invests in
                                                  stocks and related securities that are
                                                  representative of the EAFE Index as a whole.

   Small Cap Index Fund -- Class A Shares         Seeks to replicate, before expenses, the           Deutsche Asset Management, Inc.
                                                  performance of the Russell 2000 Small Stock        Subadviser: Northern Trust
                                                  Index, which emphasizes stocks of small U.S.       Investments, Inc.
                                                  companies. The Fund normally invests in
                                                  stocks and other securities that are
                                                  representative of the Russell 2000 Index as a
                                                  whole.

SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio -- Class A             Seeks high current return consistent with          SBFM
                                                  preservation of capital. The Fund normally
                                                  invests in debt securities issued or
                                                  guaranteed by the U.S. government, its
                                                  agencies or instrumentalities.

THE TRAVELERS SERIES TRUST
   Convertible                                    Securities Portfolio Seeks current income          TAMIC
                                                  and capital appreciation. The Fund
                                                  normally invests in convertible securities.

   Disciplined Mid Cap Stock Portfolio            Seeks growth of capital. The Fund normally         TAMIC
                                                  invests in the equity securities of companies      Subadviser: Travelers
                                                  with mid-size market capitalizations.              Investment Management Company
                                                                                                     ("TIMCO")

   Equity Income Portfolio                        Seeks reasonable income. The Fund normally         TAMIC
                                                  invests in equity securities with a focus on       Subadviser: Fidelity Management
                                                  income producing equities.                         & Research Company ("FMR")

   Large Cap Portfolio                            Seeks long term growth of capital. The Fund        TAMIC
                                                  normally invests in the securities of
                                                  Subadviser: FMR companies with large market
                                                  capitalizations.

   Lazard International Stock Portfolio           Seeks capital appreciation. The Fund normally      TAMIC
                                                  invests in equity securities of non-U.S.           Subadviser: Lazard Asset
                                                  domiciled companies located in developed           Management
                                                  markets.

   MFS Emerging Growth Portfolio                  Seeks long term growth of capital. The Fund        TAMIC
                                                  normally invests in common stock and related       Subadviser: Massachusetts
                                                  securities of emerging growth companies.           Financial Services ("MFS")

   MFS Mid Cap Growth Portfolio                   Seeks long term growth of capital. The Fund        TAMIC
                                                  normally invests in equity securities of           Subadviser: MFS
                                                  companies with medium market capitalization
                                                  that are believed to have above average
                                                  growth potential.

   Social Awareness Stock Portfolio               Seeks long term capital appreciation and           SBFM
                                                  retention of net investment income. The Fund
                                                  normally invests in equity securities. The
                                                  Fund seeks companies that meet certain
                                                  investment criteria and social criteria.

   Travelers Quality Bond Portfolio               Seeks current income and total return with         TAMIC
                                                  moderate capital volatility. The Fund
                                                  normally invests in investment-grade bonds
                                                  and debt securities.

   U.S. Government Securities Portfolio           Seeks current income, total return and high        TAMIC
                                                  credit quality. The Fund normally invests in
                                                  securities issued or guaranteed by the U.S.
                                                  Government, its agencies or
                                                  instrumentalities.

                   FUNDING                                          INVESTMENT                                INVESTMENT
                   OPTION                                           OBJECTIVE                             ADVISER/SUBADVISER
----------------------------------------------    -----------------------------------------------    -------------------------------
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio             Seeks capital appreciation. The Fund normally      Travelers Investment Adviser
                                                  invests in common stocks of companies that         Inc. ("TIA") Subadviser: AIM
                                                  are likely to benefit from new products,           Capital Management Inc.
                                                  services or processes or have experienced
                                                  above-average earnings growth.

   MFS Total Return Portfolio                     Seeks above average income consistent              TIA
                                                  with the prudent employment of capital.            Subadviser: MFS
                                                  Secondarily, seeks growth of capital and
                                                  income. The Fund normally invests in a broad
                                                  range of equity and fixed-income securities
                                                  of both U.S. and foreign issuers.

   Smith Barney Aggressive Growth                 Seeks long-term capital appreciation. The          SBFM
     Portfolio                                    Fund normally invests in common stocks of
                                                  companies that are experiencing, or are
                                                  expected to experience, growth in earnings.


   Smith Barney Large Capitalization              Seeks long term growth of capital. The Fund        SBFM
     Growth Portfolio                             normally invests in equities, or similar
                                                  securities, of companies with large market
                                                  capitalizations.



   Strategic Equity Portfolio                     Seeks capital appreciation. The Fund normally      TIA
                                                  invests in the equitysecurities, primarily         Subadviser: FMR
                                                  in common stocks of domestic issuers, and is
                                                  not constrained to any particular investment
                                                  style.

   Van Kampen Enterprise Portfolio                Seeks capital appreciation. The Fund normally      TIA
                                                  invests in common stocks of growth companies.      Subadviser: Van Kampen Asset
                                                                                                     Management Inc.

VARIABLE INSURANCE PRODUCTS FUND
   VIP Overseas Portfolio -- Service              Seeks long-term growth of capital by  normally     FMR
     Class 2                                      investing at least 80% of its assets in non-U.S.
                                                  securities.

VARIABLE INSURANCE PRODUCTS FUND II
   Contrafund(R) Portfolio -- Service             Seeks long term capital appreciation. The Fund     FMR
     Class 2                                      normally invests in common stocks of companies
                                                  whose value may not be fully recognized
                                                  by the public.
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2           Seeks long term growth of capital. The Fund        FMR
                                                  normally invests in common stocks of companies
                                                  with medium market capitalizations.


                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a

Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account (subject to certain restrictions (see Transfers). We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     o the ability for you to make withdrawals and surrenders under the Policies

     o    the ability for you to obtain a loan under the Policies

     o    the Death Benefit paid on the death of the Insured

     o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

     o administration of the various elective options available under the Policies and

     o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     o expenses associated with underwriting applications and increases in the Stated Amount

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

     o sales and marketing expenses including commission payments to your sales agent and

     o    other costs of doing business.

RISKS we assume include:

     o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                                SALES EXPENSE CHARGES ON A                      SALES EXPENSE CHARGES ON A
                                                     CURRENT BASIS                                    GUARANTEED BASIS
                                     -----------------------------------------------------------------------------------------------
                                        UP TO TARGET             ABOVE TARGET               UP TO TARGET             ABOVE TARGET
             POLICY YEARS                  PREMIUM                  PREMIUM                  PREMIUM                  PREMIUM
      ---------------------------    --------------------     ---------------------     --------------------     -------------------
               Years 1-2                    7.0%                     2.25%                      12%                      8%
               Years 3-7                    6.0%                     2.25%                      12%                      8%
               Years 8+                     3.5%                     2.25%                      12%                      8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the same day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

     o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction and (3) the current cost per dollar for insurance coverage.

     o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10.00 per month.

     o MONTHLY SALES EXPENSE CHARGE: A sales expense charge of $0.10 per $1,000 of Stated Amount for the first 20 Policy Years. For purposes of this charge, this segment increase in Stated Amount is considered a new policy.

     o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                 POLICY YEARS                       M&E CHARGE ON A CURRENT BASIS              M&E CHARGE ON A GUARANTEED BASIS
                                                            (ANNUAL)                                     (ANNUAL)
-------------------------------------------   ----------------------------------------   --------------------------------------
                     1-25                                    0.20%                                        0.75%
                   YEARS 26+                                 0.05%                                        0.75%

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     o    Requested Stated Amount (minimum of $50,000)

     o    Death Benefit Option

     o    Beneficiary

     o    Investment Option selections and

     o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years).

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner

     (2)  45 days of completion of the Policy application or

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest or

     (4)  later if required by state law.

If required by state law, we will refund the premium payments paid, otherwise we will refund the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed by the Company on amounts allocated to the Investment Option(s), depending on state law. We will make the refund within seven days after we receive your returned policy.

During the Right to Cancel period, we allocate Net Premiums to the Money Market Portfolio unless you purchase a contract in a state that permits us to refund Contract Value. If you purchase the Contract in a state that permits us to refund Contract Value, we will invest your Net Premiums in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age or other reasons subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     o    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     o    Receiving the MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

               1.   Outstanding loan;

               2.   Monthly Deduction Amount due but not paid; and

               3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     o    Changing or revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     o    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.   against the most recent increase in the Stated Amount

               2. to other increases in the reverse order in which they occurred and

               3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

     o    Changing the Death Benefit Option

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

     o Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability. Any increase in Stated Amount (whether from a request by you or from a change in the Death Benefit) will result in overall higher cost of insurance charges and the cost of insurance charges associated with the increase amount may be higher than the cost of insurance charges associated with the original Stated Amount in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990026, Hartford, CT 06199-0026. You can contact us by calling (877) 942-2654. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990026, Hartford, CT 06199-0026

     o    by direct checking account deductions or

     o    by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans. If the required premium is not paid within 31 days after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After the Policy Date and until the applicant's Right to Cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchase the Contract in a state that allows us to refund Contract Value. If you purchase the Contract in a state that allows us to refund Contract Value, we will place your Net Premium in the Investment Options you select on your application (premium allocation instructions) during the Right to Cancel period.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a Valuation Date). The period between successive Valuation Dates is called a Valuation Period.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period
using the following equation:      a       - c
                              -----------
                                   b

A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the amount of the loan from the Investment Options pro-rata to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20 and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount (adjusted for any repayments or additional Policy loans) we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

     MARKET TIMING/EXCESSIVE TRADING

     THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

     Since mutual funds allow investors to pool their savings with those of other investors so that they may benefit from professional investment management, diversification, and liquidity. Investors share the losses and the gains of the fund, and also share its costs.

     Some investors take advantage of this collective relationship by frequently buying and redeeming fund shares. These investors may frequently buy shares and soon afterwards sell them, in reaction to market news or because of a change of heart. Such excessive trading occurs at the expense of long-term investors, diluting the value of their shares. It also may disrupt the management of the fund's portfolio and raise a fund's transaction costs because the fund manager must either hold extra cash or sell investments at inopportune times to meet redemptions.

     Some frequent fund traders seek short-term profits by buying and selling shares in anticipation of changes in market prices, e.g., market timing. Some have exploited pricing inefficiencies in which the price of mutual fund shares does not accurately reflect the current market value of the securities held by the fund, i.e., time-zone arbitrage. Mutual funds that are offered as underlying investment options in variable products can be a prime vehicle for abusive market timing activity because they provide for daily redemptions without immediate tax consequences and the long-term investors bear the transactional costs of those redemptions.

     If we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Policy Owners, we will restrict or eliminate the number of transfers you can make and/or may restrict or eliminate the mode of transfers you may make (e.g., we will not accept transfers made via facsimile or telephone). We will notify you if we reject a transfer request.

     In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

     o    the dollar amount you request to transfer;

     o    the number of transfers you made within the previous three months;

     o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

     o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

     Transfers made under a Dollar Cost Averaging Program (if available) or a rebalancing program (if available), are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

     We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may:

     o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

     We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

     The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly and we do not anticipate any circumstances under which we will waive these policies.


FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to realign the investments with their original asset category allocation. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any amount payable to an assignee under a collateral assignment of the Policy and outstanding Policy loans.

You may elect one of these Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "Level Option"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, (the Annual Increase Option), the Amount insured will be equal to (a) plus (b) where: (a) is The Stated Amount of the Policy; and (b) is the greater of zero and the lessor of (i) and (ii) where (i) is the Option 3 maximum increase shown on The Policy Summary and (ii) is the total Premium Payments less partial surrenders accumulated at the interest rate shown on the Policy; or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

              ATTAINED AGE OF
                  INSURED                                PERCENTAGE
           ---------------------------          --------------------------
                    0-40                                    250
                     45                                     215
                     50                                     185
                     55                                     150
                     60                                     130
                     65                                     120
                     70                                     115
                   75-90                                    105
                    95+                                     101

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Options 2 and 3, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Death Benefit Options 1. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

         Option 1-2

         Option 2-1

         Option 3-1

It is not permitted to change from Option 3 to 2; Option 1 to 3, and 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See Limits on Right to Contest and Suicide Exclusion.) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See Contract Value and Cash Surrender Value for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value of the Investment Options to the Fixed Account. Upon election of this option, no future transfers to the Investment Options will be permitted. All future premium payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Policy Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. In general, your Policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added rider. If you add a rider or riders to your Policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your Policy has guaranteed maximum charges. Adding an Insured Term Rider will result in guaranteed maximum charges that are higher than for a single Policy with the same face amount. Combining a Policy with an Insured Term Rider may improve accumulated value accrual in the early years of your Policy, but could result in either higher or lower charges than under a single Policy. The timing of certain charges for Policies held for certain periods might also be affected. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See Tax Treatment of Policy Benefits.)

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value minus any outstanding Policy loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See Federal Tax Considerations.)

                                 LOAN CONDITIONS

     o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     o The loan request must be at least $500, except where state law requires a different minimum.

     o To secure the loan, we transfer an amount equal to the loan from the Investment Options pro-rata to the Loan Account. Loan Amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears, at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of outstanding loan to the loan request.

     o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

     o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

     o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

     o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from.

     o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds payable.

     o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See Lapse and Reinstatement.)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore all indebtedness.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity date

     (2)  you furnish us with acceptable evidence of insurability

     (3)  you pay all past due Monthly Deduction Amounts

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

     o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code (IRC). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     o    A definition of a life insurance contract

     o    Diversification requirements for separate account assets

     o Limitations on policy owner's control over the assets in a separate account

     o Guidelines to determine the maximum amount of premium that may be paid into a policy

     o    Limitations on withdrawals from a policy

     o Qualification testing for all life insurance policies that have cash value features

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the Separate Account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy. For example, in the event any laws, regulations, administrative pronouncements or judicial rulings limit the types or number of investment vehicles that may be offered through a variable life insurance product or limit the frequency of transfers among Investment Options, we may seek to modify our Policy to comply with such laws, regulations, administrative pronouncements or judicial rulings.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of a policy, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC) as determined by IRC Section 7702A. A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT LEGAL DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the

Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the separate accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     o    the Contract Value, Stated Amount and Amount Insured

     o    the date and amount of each Premium Payment

     o    the date and amount of each Monthly Deduction

     o the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

     o the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

     o    the annualized cost of any Riders purchased under the Policy and

     o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     o    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     o    decreases in the Stated Amount of insurance

     o    changing the Death Benefit option

     o    changes to the way your premiums are allocated

     o    changing the Beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company c/o Andesa, Services, Inc.

Addition and Substitution of Funds. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of such Policy changes.

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One CityPlace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the United States Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and the Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Policy.

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup compensation paid through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds. (See the "Administrative, Marketing and Support Service Fee" sub-section of this Prospectus.) Compensation is, however, a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this Prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

Commissions are a component of compensation. The amount of commissions we pay is not expected to exceed 38% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Certain broker-dealer firms may receive additional compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or its affiliates, increased access to their sales force, treatment as a preferred provider, and other services. These additional compensation and reimbursement payments may be based on aggregate or anticipated sales of the Policies, meeting certain sales thresholds, and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. These payments may be in the form of one-time or periodic lump sum payments. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined above, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum commission will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

TOWER SQUARE SECURITIES. TDLLC has entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. Such representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company. Sales of the Policies may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed 6 months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when policy values are being withdrawn from the Fixed Account.

                     RESTRICTIONS OF FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse affect on the ability of the Company to meet its obligations under the applicable contract.


                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------
ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary, or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3405 Winchester Rd, Suite 502, Allentown, PA, 18104.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more contracts connected by a non-arbitrary factor. Every contract issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Policy Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- An account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date shown on the Policy Summary and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

WE, US, OUR -- The Travelers Insurance Company.

YOU, YOUR -- the owner(s) of this policy.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B
--------------------------------------------------------------------------------
       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
            STANDARD AND PREFERRED SMOKER AND NON-SMOKER (CONTINUED)

             AGE                            MALE                                FEMALE                            UNISEX
   ------------------------       ----------------------------      -------------------------------      ------------------------
             56                           80.85354                             68.65902                          78.34017
             57                           83.34160                             70.75893                          80.73560
             58                           85.90006                             72.93427                          83.20014
             59                           88.53960                             75.19989                          85.74576
             60                           91.26869                             77.56483                          88.37912
             61                           94.09169                             80.03119                          91.10324
             62                           97.00755                             82.59477                          93.91915
             63                          100.01297                             85.23864                          96.81869
             64                          103.10493                             87.94870                          99.79450
             65                          106.28342                             90.71791                         102.84656
             66                          109.56101                             93.55528                         105.98510
             67                          112.96034                             96.48236                         109.23156
             68                          116.51614                             99.53950                         112.62104
             69                          120.26554                            102.77254                         116.19089
             70                          124.23658                            106.21512                         119.96965
             71                          128.44465                            109.89099                         123.97439
             72                          132.88796                            113.80393                         128.20151
             73                          137.54435                            117.93734                         132.63054
             74                          142.38323                            122.27404                         137.23573
             75                          147.39278                            126.80803                         142.00609
             76                          152.58944                            131.55967                         146.95678
             77                          158.02373                            136.57999                         152.13912
             78                          163.78802                            141.95257                         157.64536
             79                          169.99253                            147.77602                         163.58178
             80                          176.72991                            154.13846                         170.04077

                                   APPENDIX C
--------------------------------------------------------------------------------
               CASH VALUE ACCUMULATION TEST FACTORS

             AGE                            MALE                                FEMALE                            UNISEX
   ------------------------       ----------------------------      -------------------------------      ------------------------
             20                            633.148%                            730.543%                         634.793%
             21                            614.665%                            707.139%                         615.976%
             22                            596.465%                            684.397%                         597.468%
             23                            578.511%                            662.302%                         579.276%
             24                            560.815%                            640.866%                         561.389%
             25                            543.379%                            620.044%                         543.820%
             26                            526.258%                            599.844%                         526.602%
             27                            509.509%                            580.274%                         509.766%
             28                            493.139%                            561.313%                         493.352%
             29                            477.198%                            542.942%                         477.377%
             30                            461.701%                            525.158%                         461.850%
             31                            446.663%                            507.942%                         446.790%
             32                            432.102%                            491.271%                         432.212%
             33                            418.008%                            475.156%                         418.110%
             34                            404.389%                            459.577%                         404.476%
             35                            391.242%                            444.539%                         391.322%
             36                            378.572%                            430.055%                         378.643%
             37                            366.371%                            416.121%                         366.432%
             38                            354.629%                            402.741%                         354.688%
             39                            343.340%                            389.900%                         343.405%
             40                            332.495%                            377.582%                         332.568%
             41                            322.076%                            365.761%                         322.159%
             42                            312.066%                            354.409%                         312.160%
             43                            302.451%                            343.485%                         302.548%
             44                            293.213%                            332.973%                         293.311%
             45                            284.333%                            322.845%                         284.430%
             46                            275.796%                            313.076%                         275.889%
             47                            267.583%                            303.657%                         267.670%
             48                            259.681%                            294.578%                         259.759%
             49                            252.082%                            285.825%                         252.148%
             50                            244.777%                            277.388%                         244.833%
             51                            237.768%                            269.258%                         237.808%
             52                            231.048%                            261.433%                         231.068%
             53                            224.616%                            253.903%                         224.616%
             54                            218.462%                            246.649%                         218.462%
             55                            212.574%                            239.650%                         212.574%
             56                            206.935%                            232.883%                         206.935%
             57                            201.529%                            226.323%                         201.529%
             58                            196.343%                            219.953%                         196.343%
             59                            191.366%                            213.770%                         191.366%
             60                            186.595%                            207.782%                         186.595%
             61                            182.029%                            202.001%                         182.029%


             AGE                            MALE                                FEMALE                            UNISEX
   ------------------------       ----------------------------      -------------------------------      ------------------------
             62                            177.668%                            196.446%                         177.668%
             63                            173.510%                            191.127%                         173.510%
             64                            169.549%                            186.043%                         169.549%
             65                            165.775%                            181.178%                         165.775%
             66                            162.175%                            176.510%                         162.175%
             67                            158.734%                            172.015%                         158.734%
             68                            155.443%                            167.672%                         155.443%
             69                            152.296%                            163.479%                         152.296%
             70                            149.296%                            159.441%                         149.296%
             71                            146.446%                            155.571%                         146.446%
             72                            143.754%                            151.890%                         143.754%
             73                            141.225%                            148.407%                         141.225%
             74                            138.855%                            145.126%                         138.855%
             75                            142.252%                            142.252%                         142.252%
             76                            140.077%                            140.077%                         140.077%
             77                            138.021%                            138.021%                         138.021%
             78                            136.067%                            136.067%                         136.067%
             79                            134.206%                            134.206%                         134.206%
             80                            132.698%                            132.698%                         132.698%
             81                            131.020%                            131.020%                         131.020%
             82                            129.445%                            129.445%                         129.445%
             83                            127.981%                            127.981%                         127.981%
             84                            126.623%                            126.623%                         126.623%
             85                            120.411%                            120.411%                         120.411%
             86                            119.280%                            119.280%                         119.280%
             87                            118.211%                            118.211%                         118.211%
             88                            117.185%                            117.185%                         117.185%
             89                            116.182%                            116.182%                         116.182%
             90                            115.177%                            115.177%                         115.177%
             91                            114.146%                            114.146%                         114.146%
             92                            113.058%                            113.058%                         113.058%
             93                            111.887%                            111.887%                         111.887%
             94                            110.625%                            110.625%                         110.625%
             95                            109.295%                            109.295%                         109.295%
             96                            107.982%                            107.982%                         107.982%
             97                            106.958%                            106.958%                         106.958%
             98                            106.034%                            106.034%                         106.034%
             99                            103.603%                            103.603%                         103.603%

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, One Cityplace, Hartford, CT 06103-3415, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215

                                                                           01/05

                                [GRAPHIC OMITTED]

                            [TRAVELERS LOGO OMITTED]



      Travelers Life & Annuity o One Cityplace o Hartford, CT 06103-3415 o
                              www.travelerslife.com

L-23206
                                                                            1/05